UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant To Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  September 30, 2015

Warren Resources, Inc.

(Exact Name of Registrant
as Specified in Charter)

Maryland	0-33275	11-3024080
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1114 Avenue of the Americas, 34th Floor

New York, New York 10036

(Address of Principal Executive Offices)

Registrant’s telephone number, including area code:  (212) 697-9660

(Former Name or Former Address, if Changed Since Last Report): N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.05    Costs Associated with Exit or Disposal Activities.

On September 30, 2015, Warren Resources, Inc. (the “Company”) announced that the corporate headquarters will be relocated to its pre-existing Denver, Colorado office effective immediately. In addition, the Company plans to close its New York City and Roswell, New Mexico offices, with transitioning and elimination of affected personnel and offices expected to begin in the fourth quarter of 2015 and be completed by March 31, 2016.  The Company currently estimates that one-time compensation, professional and relocation costs associated with the restructuring plan will be approximately $1.5 million.

This Current Report on Form 8-K contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These include statements regarding the anticipated future charges and cash expenditures related to the workforce restructuring described above. Although we believe the expectations, intentions and forecasts reflected in our forward-looking statements are reasonable, we can give no assurance they will prove to have been correct. They can be affected by inaccurate assumptions or by known or unknown risks and uncertainties, and actual results may differ from the expectations expressed, including the financial impact of our workforce restructuring plan. We caution you not to place undue reliance on our forward-looking statements, which speak only as of the date of this current report on Form 8-K, and we undertake no obligation to update this information.

Item 5.02     Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On September 30, 2015, the Company announced that interim Chairman Dominick D’Alleva will assume the role of permanent Chairman of the Board, effective immediately.

Item 7.01     Regulation FD Disclosure.

On September 30, 2015, the Company issued a press release announcing the relocation of the Company’s headquarters to Denver, Colorado and Mr. D’Alleva’s appointment as permanent Chairman of the Board.  The text of the press release is included as Exhibit 99.1 to this Form 8-K.

In accordance with General Instruction B.2 of Form 8-K, the information in this Item 7.01, including the attached Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any registration statement or other filing under the Securities Act of 1933, as amended, or the Exchange Act, except as otherwise expressly stated in such filing.

Item 9.01    Financial Statements and Exhibits.

(d)           Exhibits:

Exhibit No.	Description
99.1	Press Release dated September 30, 2015 Announcing Relocation of Corporate Headquarters to Denver, Colorado and Permanent Chairman Appointment

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: September 30, 2015

WARREN RESOURCES, INC.
(Registrant)

By:	/s/ Saema Somalya
Saema Somalya,
Senior Vice President,
General Counsel & Secretary

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release dated September 30, 2015 Announcing Relocation of Corporate Headquarters to Denver, Colorado and Permanent Chairman Appointment